Income taxes (Details) - CAD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Income taxes
Net loss for the year	$ (2,158,000)	$ (7,718,000)	$ (1,579,000)
Statutory tax rate	27.00%	27.00%	27.00%
Expected income tax recovery	$ (583,000)	$ (2,084,000)	$ (426,000)
Non-deductible permanent differences	45,000	131,000	108,000
Temporary differences	(25,000)	276,000	447,000
(Over) under provided in prior years	(559,000)	(552,000)
Change in tax assets not recognized	$ 1,122,000	$ 2,229,000	$ (129,000)